UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On May 6, 2009, Albany Molecular Research, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2009.  That release referred to certain attached financial highlights for the three months ended March 31, 2009.  The full text of the press release, including the financial tables referred to within the release, which were posted on the Company’s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release and financial tables dated May 6, 2009, issued by Albany Molecular Research, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Mark T. Frost
Mark T. Frost
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 6, 2009

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